Exhibit 99

Media Contact:

Nicholas Sweers, 913-794-3460

nicholas.sweers@mail.sprint.com

Jan Kitta, 913-794-2969
jan.m.kitta@mail.sprint.com	FOR IMMEDIATE RELEASE

Sprint Names Dan Hesse Chief Executive Officer of Local Telecommunications Division

OVERLAND PARK, Kan. – June 7, 2005 – Sprint (NYSE: FON), a leader in integrated local, long-distance and wireless telecommunications, today announced that Daniel R. Hesse has been named chief executive officer of the company’s Local Telecommunications Division, effective today.

Hesse, 51, has spent more than 27 years in the telecommunications industry including 23 years at AT&T, where he served as President and Chief Executive Officer of AT&T Wireless Services from 1997-2000. He was most recently Chairman, President and Chief Executive Officer of Terabeam Corp., a Seattle-based telecommunications company specializing in leading-edge wireless technologies.

“Dan is an exceptional industry leader and brings extraordinary talent, depth and experience to our local business operations,” said Gary Forsee, chairman and chief executive officer for Sprint. “He is a career telecom executive and has a keen understanding of the wireline and wireless industries and of the Internet. Many of the changes we’re still seeing today in the wireless industry are a result of his accomplishments at AT&T Wireless, which included the revolutionary AT&T Digital One Rate service offer. He is the leader Sprint will need as it plans to spin off its local operations in 2006.”

As chief executive officer of Sprint’s Local Telecommunications Division, Hesse will report to Forsee and will oversee local operations in 18 states and with about 16,000 employees. Following Sprint’s expected merger with Nextel this year, he will begin final preparations for the proposed spin-off of Sprint’s local operations. Mr. Hesse is designated to become the president and chief executive officer of the independent Fortune 300-plus company resulting from the spin-off.

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Sprint Names Dan Hesse Chief Executive Officer of Local Telecommunications Division

“I am excited by the prospect of creating an outstanding new company built on a strong tradition of performance,” Hesse said. “We’ll start with a strong foundation: the local division’s significant assets, its outstanding people, its large customer base, and its history of solid financial results. I look forward to joining a great team.”

Forsee also recognized Mike Fuller, currently president of Sprint’s Local Telecommunications Division and designated chief operating officer of the spin-off company. “Mike and his leadership team have done an excellent job in planning for the spin-off, and their efforts will greatly benefit Dan. Together, Dan and Mike will form a great leadership core for this new company as it plans and executes its strategy for the future.”

Background on Hesse

Prior to his position as president and chief executive officer at AT&T Wireless, a role in which he also was an executive vice president at AT&T, Hesse held other senior management positions at AT&T, including vice president and general manager of the Online Services Group and president and chief executive officer of AT&T Network Systems International. Previously, he held positions at AT&T in network operations, network engineering, international services, human resources, product management and sales.

He holds a Master of Science degree in Management from the Massachusetts Institute of Technology, a Master of Business Administration degree from Cornell University and a Bachelor of Arts degree in government and international studies from the University of Notre Dame.

Hesse serves as a director of Nokia, the world leader in mobile communications, and of the VF Corporation, the world’s largest apparel maker. He is also a National Governor of the Boys & Girls Club of America. He and his family plan to relocate to the Kansas City area from the Seattle area.

Background on Sprint-Nextel merger

On Dec. 15, 2004, Sprint (NYSE: FON) and Nextel Communications, Inc. (NASDAQ: NXTL) announced that their boards of directors had unanimously approved a definitive agreement for a merger of equals, creating America’s premier communications company. The combination will combine a leading wireless carrier augmented by a global IP network that will offer consumer, business and government customers compelling new broadband wireless and integrated communications services. The new company also intends to spin off to its shareholders Sprint’s local telecommunications business following the merger. The proposed spin-off is expected to occur in 2006.

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Sprint Names Dan Hesse Chief Executive Officer of Local Telecommunications Division

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies resulting from the merger of Sprint and Nextel, combined operating and financial data, future technology plans, and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to realize capital and operating expense synergies; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with consummation of the merger; approval of the merger by the stockholders of Sprint and Nextel and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Sprint’s and Nextel’s respective reports filed with the SEC, including each company’s annual report on Form 10-K/A for the year ended December 31, 2004. This document speaks only as of its date, and Sprint and Nextel each disclaims any duty to update the information herein.

Additional Information and Where to Find It

Sprint Corporation has filed a Registration Statement on Form S-4 with the SEC (Reg. No. 333-123333) containing a preliminary joint proxy statement/prospectus regarding the proposed transaction. SHAREHOLDERS OF SPRINT AND SHAREHOLDERS OF NEXTEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/ PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMBINATION. The final joint proxy statement/prospectus will be mailed to shareholders of Sprint and shareholders of Nextel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Sprint Investor Relations at Sprint Corporation, 6200 Sprint Parkway, Overland Park, Kansas 66251, 800-259-3755, Option 1 or from Nextel Investor Relations at 2001 Edmund Halley Drive, Reston, Virginia 20191, 703-433-4300.

Participants in Solicitation

Sprint, Nextel and their respective directors and executive officers, other members of management and employees and the proposed directors and executive officers of Sprint Nextel, may be deemed to be participants in the solicitation of proxies in respect of the combination. Information concerning the proposed directors and executive officers of Sprint Nextel, Sprint’s and Nextel’s respective directors and executive officers and other participants in the proxy solicitation, including a description of their interests, is included in the joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.

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Sprint Names Dan Hesse Chief Executive Officer of Local Telecommunications Division

About Sprint

Sprint offers an extensive range of innovative communication products and solutions, including global IP, wireless, local and multiproduct bundles. A Fortune 100 company with more than $27 billion in annual revenues in 2004, Sprint is widely recognized for developing, engineering and deploying state-of-the-art network technologies, including the United States’ first nationwide all-digital, fiber-optic network; an award-winning Tier 1 Internet backbone; and one of the largest 100-percent digital, nationwide wireless networks in the United States. For more information, visit www.sprint.com/mr.